SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   OCTOBER 23, 2002
                                                 ----------------------




              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      SOUTH CAROLINA                 0-11172                57-0738665
----------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)         Identification No.)

           1230 MAIN STREET
           COLUMBIA, SOUTH CAROLINA                         29201
----------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (803) 733-2659
                                                   --------------------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On October 23, 2002, Registrant announced its results of operations for the three month period ended September 30, 2002. A copy of the Registrant's quarterly press release is attached as Exhibit 99.1 to this Report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (C)   EXHIBITS.  The following exhibits are included with this Report:

        EXHIBIT  NO.                  DESCRIPTION OF EXHIBIT
     -----------------    ------------------------------------------------------
           99.1           Copy of quarterly press release dated October 23, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST CITIZENS BANCORPORATION
                                         OF SOUTH CAROLINA, INC.
                                               (Registrant)



DATE: October 24, 2002                 BY:   /s/ Craig L. Nix
                                           -----------------------------
                                                 Craig L. Nix
                                                 Chief Financial Officer